SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

Harvard Illinois Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARVARD ILLINOIS BANCORP, INC.

April 20, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Illinois Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the main office of Harvard Savings Bank, 58 North Ayer Street, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 26, 2011.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Our directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect two directors of the Company, ratify the appointment of BKD, LLP as our independent registered public accountants for the year ending December 31, 2011, and approve the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan.

For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the directors, “FOR” the ratification of the appointment of BKD, LLP as our independent registered public accountants for the 2011 fiscal year, and “FOR” the approval of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

Duffield J. Seyller III
President and Chief Executive Officer

Harvard Illinois Bancorp, Inc.

58 North Ayer Street

Harvard, Illinois 60033

(815) 943-5261

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 26, 2011

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Harvard Illinois Bancorp, Inc. will be held at the main office of Harvard Savings Bank, 58 North Ayer Street, Harvard, Illinois, on May 26, 2011 at 8:00 a.m., Illinois Time.

A proxy statement and proxy card for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two directors of Harvard Illinois Bancorp, Inc.;

2.	The ratification of the appointment of BKD, LLP as our independent registered public accountants for the year ending December 31, 2011;

3.	The approval of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2011 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Richard J. Lipinsky
Treasurer and Corporate Secretary

Harvard, Illinois

April 20, 2011

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2011: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2010 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6812.

PROXY STATEMENT

HARVARD ILLINOIS BANCORP, INC.

58 North Ayer Street

Harvard, Illinois 60033

(815) 943-5261

ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2011

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Harvard Illinois Bancorp, Inc. to be used at our Annual Meeting of Stockholders (the “Meeting”), which will be held at the main office of Harvard Savings Bank (the “Bank”), 58 North Ayer Street, Harvard, Illinois, on May 26, 2011 at 8:00 a.m., Illinois Time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 20, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. Please sign and return your proxy to our corporate secretary at Harvard Illinois Bancorp, Inc. in order for your vote to be counted. Where no instructions are indicated, signed proxies will be voted “FOR” the proposals set forth in this proxy statement for consideration at the Meeting.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to our Secretary, Richard J. Lipinsky, at our address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise noted below, holders of record of our common stock (“common stock”) at the close of business on March 31, 2011 (the “Voting Record Date”) are entitled to one vote for each share held. As of the Voting Record Date, there were 784,689 shares of common stock outstanding. The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership pursuant to the Exchange Act.

The following table sets forth the beneficial ownership of our common stock held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock as of the Voting Record Date. The business address of each director and executive officer and of the Harvard Savings Bank Employee Stock Ownership Plan (“ESOP”) is 58 North Ayer Street, Harvard, Illinois 60033.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percent of All Common Stock Outstanding

Five Percent Stockholders:

Harvard Savings Bank Employee Stock Ownership Plan	62,775	8.0%

Stilwell Value Partners II, L.P. (2)	57,280	7.3
Stilwell Value Partners VII, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell 111 Broadway 12th Floor New York, New York 10006

Directors and Executive Officers: (3)

Michael P. Feeney	600	*
William D. Schack	2,000	*
Steven D. Garrels	2,000	*
Donn L. Claussen	12,469	1.6
John W. Rebhorn	9,500	1.2
Duffield J. Seyller III	9,990	1.3
Richard L. Walker	5,000	*
Richard J. Lipinsky	8,510	1.1
Michael T. Neese	2,795	*
Verne S. Sisson	12,213	1.6

All directors and executive officers as a group (10 persons)	65,077	8.3

*	Less than 1%.
(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)

Based on Schedule 13D filed at the Securities and Exchange Commission on April 1, 2011. Share total excludes 14,450 additional shares purchased subsequent to the Voting Record Date, as reported in an amended Schedule 13D, filed on April 7, 2011.

(3)

For Messrs. Seyller, Claussen, Neese and Lipinsky, share totals include 493, 469, 409 and 269 shares, respectively, allocated to such officer’s account under the ESOP. Under the terms of the ESOP, shares allocated to employee accounts are voted in accordance with instructions of the respective employee. Unallocated shares are voted by the ESOP trustee in a manner calculated to reflect the voting of allocated shares, unless its fiduciary duty requires otherwise. For Messrs. Seyller, Sisson, Neese and Lipinsky, share totals include 9,497, 213, 2,386 and 4,741 shares, respectively, held in such officer’s 401(k) plan account.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of the directors, the proxy card provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of BKD, LLP as our independent registered public accountants, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The ratification of independent registered public accountants must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the approval of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote “FOR” the approval; (ii) vote “AGAINST” the approval; or (iii) “ABSTAIN” from voting on such matter. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of this matter, without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by Eric Gold (a representative of The Registrar and Transfer Company), the inspector of election designated by our Board of Directors.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven persons, and is divided into three classes with one class of directors elected each year. Directors are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Our Nominating Committee has nominated Donn L. Claussen and John W. Rebhorn to serve as directors for three-year terms. Messrs. Claussen and Rebhorn are currently members of the Board of Directors and have agreed to serve, if elected.

The table below sets forth certain information, as of the Voting Record Date, regarding the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unable to serve, if elected. There are no arrangements or understandings between either of the nominees and any other person pursuant to which the nominees were selected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

NOMINEES LISTED IN THIS PROXY STATEMENT.

Name	Position(s) Held With Harvard Illinois Bancorp, Inc.	Age (1)	Director Since (2)	Current Term Expires

NOMINEES

Donn L. Claussen	Executive Vice President and Chief Financial Officer	52	2008	2011
John W. Rebhorn	Director	67	1996	2011

DIRECTORS CONTINUING IN OFFICE

Michael P. Feeney	Director	42	2008	2013
William D. Schack	Chairman of the Board	61	1989	2013
Steven D. Garrells	Director	39	2010	2013
Duffield J. Seyller III	President and Chief Executive Officer	61	1988	2012
Richard L. Walker	Director	67	2008	2012

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Richard J. Lipinsky	Secretary and Treasurer	47
Michael T. Neese	Vice President and Loan Officer	63
Verne S. Sisson	Vice President and Commercial Loan Officer	48

All Directors and Executive Officers as a Group (10 persons)

(1)	As of December 31, 2010.
(2)	Includes services with Harvard Savings Bank.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Directors

Donn L. Claussen. Mr. Claussen is the Executive Vice President and Chief Financial Officer of Harvard Savings Bank and Harvard Illinois Bancorp, Inc. and oversees the accounting and investment areas. He has been with Harvard Savings Bank since 2007 and with Harvard Illinois Bancorp, Inc. since its formation. Previously, Mr. Claussen was a partner with the accounting firm of Lindgren, Callihan, Van Osdol & Co., Ltd., Rockford, Illinois, specializing in financial institution matters. As a certified public accountant and a former partner in a regional public accounting firm, Mr. Claussen brings to the Board of Directors his valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Michael P. Feeney. Mr. Feeney is the owner and manager of Feeney Package Liquor in Morris, Illinois. Previously, he was the operations manager of a Wal-Mart distribution center in Spring Valley, Illinois. Prior to joining the Harvard Savings Bank board of directors in April 2008, Mr. Feeney was a director of Morris Building & Loan, S.B. Mr. Feeney’s experience as owner and manager of his own company bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company. In addition, as former director of Morris Building & Loan, S.B., he brings to the Board important perspectives on serving the needs of those Bank customers who were formerly customers of Morris Building & Loan, S.B. prior to its merger into the Bank.

John W. Rebhorn. Mr. Rebhorn was the owner of Harvard Implement for 22 years and is currently the owner of Harvard All-Store, a storage facility. Mr. Rebhorn has been a director of Harvard Savings Bank for 15 years. Mr. Rebhorn’s years of experience as owner and manager of his own company bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

William D. Schack. Mr. Schack is currently the owner of the Harvard Retirement Home and Harvard Ranch. Mr. Schack has worked in the retirement field for 25 years. Mr. Schack’s years of experience as owner and manager of his own company bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Steven D. Garrels. Mr. Garrels, age 39, has served as an independent certified public accountant for 17 years. Mr. Garrels is currently a partner with Borhart Spellmeyer & Company, LLC, Elgin, Illinois. Mr. Garrels has experience with internal and external auditing of financial institutions. As a certified public accountant, Mr. Garrels brings to the Board of Directors his valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Duffield J. Seyller III. Mr. Seyller is currently the President and Chief Executive Officer of Harvard Savings Bank and Harvard Illinois Bancorp, Inc. He has been employed in the banking industry since 1976 in various positions. He has been employed with Harvard Savings Bank since 1985. Mr. Seyller has over 34 years experience in the banking industry. As Chief Executive Officer, his experience in leading the Company and the Bank and his responsibilities for the strategic direction and management of the Company’s day-to-day operations, bring broad industry and specific institutional knowledge and experience to the Board of Directors.

Richard L. Walker. Mr. Walker is presently retired. He was previously the owner and manager of a John Deere dealership for over 30 years. Mr. Walker was also on the board of directors of Morris Building & Loan, S.B. and joined the Harvard Savings Bank board of directors in April 2008. Mr. Walker’s experience as owner and manager of his own company bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company. In addition, as former director of Morris Building & Loan, S.B., he brings to the Board important perspectives on serving the needs of those Bank customers who were formerly customers of Morris Building & Loan, S.B. prior to its merger into the Bank.

Executive Officers Who Are Not Directors

Richard J. Lipinsky. Mr. Lipinsky is the Secretary and Treasurer of Harvard Savings Bank and Harvard Illinois Bancorp, Inc. He oversees the operations and information technology areas of Harvard Savings Bank. Mr. Lipinsky has been with Harvard Savings Bank since 1986.

Michael T. Neese. Mr. Neese is Vice President of Harvard Savings Bank and Harvard Illinois Bancorp, Inc. Mr. Neese is an attorney and oversees Harvard Savings Bank’s lending area. Mr. Neese has been with Harvard Savings Bank since 1993. Mr. Neese is the brother-in-law of Mr. Seyller.

Verne S. Sisson. Verne S. Sisson is Vice President and Commercial / Agricultural Loan Officer of Harvard Savings Bank and has been with Harvard Savings Bank since December 2009. Mr. Sisson has been in the financial services industry for 27 years, with five years in a management capacity.

Board Independence, Leadership Structure, Risk Oversight and Diversity

The Board of Directors has determined that each of our directors, with the exception of President and Chief Executive Officer Duffield J. Seyller III, and Executive Vice President and Chief Financial Officer, Donn L. Claussen, are “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Seyller and Claussen are not independent because they are each one of our executive officers. In determining the independence of our directors, the Board of Directors considered the transactions described in this proxy statement under the heading “Transactions with Certain Related Persons.”

To ensure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews reports from members of senior management on areas of material risk to the Company, including credit, financial, operational, liquidity, legal and regulatory risks. In reviewing the reports, the full Board, or the appropriate Committee in the case of risks that are under the purview of a particular Committee, discuss with the members of senior management responsible for the areas covered by the reports how risks have been identified and what strategies and procedures have been put in place to mitigate risks. When a Committee receives a report, the Chairman of the relevant Committee communicates the results of the report review to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating Committee and the Board of Directors do not have a formal diversity policy in identifying nominees for director. However, in considering all of the attributes of an effective director in the context of existing members of the Board, the Committee and the Board do consider differences of viewpoint (including different viewpoints derived from diverse race, gender and national origin), professional experience, education and skills so as to achieve balance and heterogeneity in backgrounds and experiences on the Board.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Meetings and Committees of the Board of Directors

Our board of directors meets on a monthly basis and may hold additional special meetings. The Company was incorporated in September 2009 and was engaged in no substantive business activities until the closing of its initial public offering in April 2010. During the year ended December 31, 2010, the Board of Directors of the Company met 13 times. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings by all committees on which he served during the year ended December 31, 2010.

The Board of Directors of Harvard Illinois Bancorp, Inc. has standing Audit, Nominating and Compensation Committees, which met seven, one and one times, respectively, during the year ended December 31, 2010.

The Audit Committee is responsible for supervising Harvard Illinois Bancorp, Inc.’s accounting, financial reporting and financial control processes. Generally, the Audit Committee oversees management’s efforts with respect to the quality and integrity of our financial information and reporting functions and the adequacy and effectiveness of our system of internal accounting and financial controls. The Audit Committee also reviews the independent audit process and the qualifications of the independent registered public accounting firm. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards. The Audit Committee is comprised of Directors Michael P. Feeney, William D. Schack and Steven D. Garrels. The Audit Committee has sole responsibility for engaging our registered public accounting firm. The board of directors has designated Steven D. Garrels an “audit committee financial expert” under the rules adopted by the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors which is available on our website at www.harvardsavingsbank.com.

The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating a firm of independent certified public accountants to audit our annual financial statements;

•	in consultation with the independent registered public accountants and the internal auditor, reviewing the integrity of our financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accountants;

•

considering whether the provision by the external independent registered public accountants of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services in excess of $5,000 by the independent registered public accountants; and

•	reviewing the adequacy of the audit committee charter.

The Compensation Committee establishes Harvard Illinois Bancorp, Inc.’s compensation policies and reviews compensation matters. The Compensation Committee is comprised of Directors William D. Schack, Michael P. Feeney and Richard L. Walker, each of whom is an independent director. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.harvardsavingsbank.com.

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of the Company’s common stock through stock-based compensation to all levels of management; and

•	To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer. In setting salaries for 2010, the Board of Directors utilized bank compensation and benefits surveys compiled by Lindgren Callihan & Van Osdol of Rockford, Illinois. In setting the base salaries, the Board of Directors also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

The Committee did not engage a compensation consultant to advise on or recommend compensation levels for the year ended December 31, 2010.

The Nominating Committee meets annually in order to nominate candidates for membership on the board of directors. The Nominating Committee is comprised of Directors Walker and Rebhorn, each of whom is an independent director. Our Board of Directors has adopted a written charter for the Nominating Committee, which is available on our website at www.harvardsavingsbank.com.

The functions of the Nominating Committee include the following:

•

consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

•	identify individuals qualified to become members of the Board;

•	consider recommendations by stockholders for director nominations;

•	conduct reviews as appropriate into the background and qualifications of director candidates;

•	recommend candidates to the Board for nomination as directors;

•	review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

•	consider and make recommendations regarding Board and committee performance; and

•	consider and make recommendations regarding Board continuing education guidelines.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating Committee will determine whether a candidate satisfies the qualifications requirements of our Bylaws, which require any person appointed or elected to the Board of Directors to reside or work in a county in which Harvard Savings Bank maintains an office (at the time of appointment or election) or in a county contiguous to a county in which we maintain an office.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as independent for audit committee standards under the federal securities rules and as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate

Secretary at 58 North Ayer Street, Harvard, Illinois 60033. The Corporate Secretary must receive a submission not less than 120 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting for a candidate to be considered for next year’s annual meeting of stockholders. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	the qualifications of the candidate and why the candidate is being proposed;

•

the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.” We did not receive any outside submissions for Board nominees for the Meeting.

Stockholder Communications with the Board. Any of our stockholders who wish to communicate with the Board or with any individual director may write to our Corporate Secretary, 58 North Ayer Street, Harvard, Illinois 60033, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about us or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Audit Committee Report

Management has the primary responsibility for our internal controls and financial reporting processes. The independent registered public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management, and the independent registered public accountants, our audited consolidated financial statements for the year ended December 31, 2010;

•

discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees, as amended; and

•

received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 and be filed with the SEC. In addition, the Audit Committee engaged BKD, LLP as our independent registered public accountants for the year ending December 31, 2011, subject to the ratification of this appointment by our stockholders.

BKD, LLP did not use the services of any persons other than its full-time permanent employees on its audit of our 2010 consolidated financial statements.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee

Michael P. Feeney

William D. Schack

Steven D. Garrels

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.harvardsavingsbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

We do not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts.

Executive Compensation

Summary Compensation Table. The following table sets forth the total compensation paid to or earned by our President and Chief Executive Officer Duffield J. Seyller III, our Executive Vice President and Chief Financial Officer Donn L. Claussen and our Vice President and Loan Officer Michael T. Neese for the fiscal years ended December 31, 2010 and 2009. We refer to these individuals as “Named Executive Officers.”

Summary Compensation Table

Name and principal position	Year	Salary(1) ($)	Bonus ($)		Non-qualified deferred compensation earnings ($)		All other compensation(2) ($)	Total ($)
Duffield J. Seyller III, President and Chief Executive Officer	2010 2009	$148,031 145,128	$	— —		$835 1,161	$29,370 27,851	$178,236 174,140

Donn L. Claussen, Chief Financial Officer	2010 2009	$140,804 136,703	$	— —	$	— —	$29,595 28,040	$170,399 164,743

Michael T. Neese, Vice President and Loan Officer	2010 2009	$122,593 120,189	$	— —	$	— —	$3,678 3,606	$126,271 123,795

(1)

Mr. Seyller deferred $8,882 and $8,708 from his base salary to the Pentegra Deferred Contribution Plan for Financial Instructions (“401(k) Plan”) and $2,400 and $2,400 to the Bank’s cafeteria plan for the years ended December 31, 2010 and 2009, respectively. Mr. Claussen deferred $8,448 and $8,202 from his base salary to the 401(k) Plan and $1,920 and $7,200 to the Bank’s cafeteria plan for the years ended December 31, 2010 and 2009, respectively. Mr. Neese deferred $7,356 and $7,211 from his base salary to the 401(k) Plan for the years ended December 31, 2010 and 2009, respectively.

(2)

The amount listed in this column for Mr. Seyller consists of $11,700 and $11,700 in board fees, $4,441 and $4,354 in matching contributions under the Bank’s 401(k) Plan, $12,477 and $11,045 in employer-paid health benefits and $752 and $752 in life insurance costs for the years ended December 31, 2010 and 2009, respectively. The amount listed for Mr. Claussen consists of $11,700 and $11,700 in board fees, $4,224 and $4,101 in matching contributions under the 401(k) Plan, $12,477 and $11,045 in employer-paid health benefits and $1,194 and $1,194 in life insurance costs for the years ended December 31, 2010 and 2009, respectively. The amount listed for Mr. Neese represents $3,678 and $3,606 in matching contributions under the 401(k) Plan for the years ended December 31, 2010 and 2009, respectively. The executives listed in this table also participate in certain medical coverage plans not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. With respect to employer-paid health benefits, we have listed only the portion that is in excess of that portion that we pay for all employees.

Benefit Plans

Employment Agreements. In December 2009, in connection with the conversion and offering, Harvard Savings Bank entered into employment agreements with Duffield J. Seyller III and Donn L. Claussen. The agreements each have an initial term of three years. Unless notice of non-renewal is provided, the agreements renew annually so that the remaining term reverts to three years upon such renewal. The agreements provide for payment of a base salary, which will be reviewed at least annually, and which may be increased, but not decreased (except for a decrease not in excess of any decrease that is applicable generally to all employees). Under the employment agreements, the executives will receive base salaries of $148,031, with respect to Mr. Seyller, and $140,804, with respect to Mr. Claussen. In addition to base salary, Messrs. Seyller and Claussen are entitled to participate in the bonus plans and other employee benefit and fringe benefit plans applicable to senior executive officers, and will be reimbursed for business expenses incurred, including continuing education necessary to improve skills of a senior bank executive. Harvard Savings Bank will provide Messrs. Seyller and Claussen with four weeks of paid vacation and term life insurance with a death benefit equal to $250,000, in the case of Mr. Seyller, and $350,000, in the case of Mr. Claussen. In addition, the employment agreements state that the Bank will maintain Salary Continuation Agreements with each of Messrs. Seyller and Claussen that will provide an annual benefit of $40,800 and $52,000, respectively, for a term of 15 years following each executive’s retirement.

The executives will be entitled to severance benefits in the event of an involuntary termination of employment (other than due to death or disability) or in the event of the executive’s resignation for “good reason,” which would include:

(1)	failure to appoint or reappoint the executive to his executive position;

(2)

failure to appoint or reappoint the executive to the board of Harvard Savings Bank and Harvard Illinois Bancorp, Inc., provided that a failure of the Harvard Illinois Bancorp, Inc. shareholders to elect executive to the Harvard Illinois Bancorp, Inc. board will not constitute good reason;

(3)	a material change in the executive’s functions, duties or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope;

(4)	a relocation of the executive’s principal place of employment by more than 15 miles from its location as of the date of the agreement;

(5)	material reduction in the benefits and perquisites provided to the executive as of the effective date of the agreement;

(6)	a liquidation or dissolution of Harvard Savings Bank other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the executive; or

(7)	a material breach of the agreement by Harvard Savings Bank.

Under any of these circumstances, the executive will be entitled to a lump sum severance payment equal the base salary due to the executive for the remaining unexpired term of the agreement (or $444,093 in the case of Mr. Seyller and $422,412 in the case of Mr. Claussen, if employment was terminated on December 31, 2010). Any such payments would be made from the general funds of Harvard Savings Bank. If the executive’s employment is involuntarily terminated or if the executive resigns for good reason (as defined above) following the occurrence of a change in control of Harvard Savings Bank or Harvard Illinois Bancorp, Inc., the executive will be entitled to a lump sum severance payment equal to the greater of: (i) three times the sum of: (A) his highest annual rate of base salary paid at anytime under the agreement, plus (B) the greater of: (x) his average annual cash bonus paid to him with respect to the three completed fiscal years prior to his termination or (y) the cash bonus paid in the fiscal year prior to his termination; or (ii) 299% of his “base amount” as defined in Section 280G of the Code (or $460,000 in the case of Mr. Seyller and $437,000 in the case of Mr. Claussen, if employment was terminated on December 31, 2010). The executive’s severance payment will be made within 30 days following his termination date, provided, however, if the executive is a “specified employee,” as defined in Section 409A of the Internal Revenue Code, then the payment will commence on the first day of the seventh month following his date of termination. Any such payments would be made from the general funds of Harvard Savings Bank (or its acquiror) if termination occurs following a change in control. In addition, Harvard Savings Bank will continue to provide continued life insurance coverage and non-taxable medical and dental coverage substantially comparable to the coverage maintained for the executive prior to his termination date for the remaining unexpired term of the agreement or, in the event of a change in control, for 36 months.

If the executive becomes disabled, he is entitled to all disability benefits under any disability plan of Harvard Savings Bank. Upon termination of employment due to retirement (as defined therein), the executive would only be entitled to his benefits under any retirement plan of Harvard Savings Bank and other plans to which he is a party. In the event that the executive’s employment is terminated for cause, the executive would have no right to receive compensation or other benefits for any period after his termination.

Upon a termination of employment for which the executive receives a severance payment under the employment agreement, other than in connection with a change in control, the executive agrees not to compete with Harvard Savings Bank for one year following termination within 15 miles of the locations in which Harvard Savings Bank has business operations.

Change in Control Agreement. In December 2009, Harvard Savings Bank entered into a change in control agreement with Richard J. Lipinsky, Secretary and Treasurer of Harvard Savings Bank. The term of the agreement is for two years, renewable for an additional year on each anniversary date of the agreement, such that the remaining term of the agreement will always be for two years, unless the board determines not to renew the change in control agreement after a comprehensive review of executive’s performance, which will be conducted annually.

In the event of a change in control of Harvard Illinois Bancorp, Inc. or Harvard Savings Bank followed by the executive’s voluntary termination for “good reason” or involuntary termination, other than for cause, the executive will be entitled to a severance payment. “Good reason” is defined as follows:

(1)	failure to appoint or reappoint executive to his executive position;

(2)	a material change in the executive’s functions, duties or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance or scope;

(3)	a liquidation or dissolution of Harvard Savings Bank other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the executive;

(4)	a material reduction in base salary, benefits or perquisites from those being provided at the effective date of the agreement;

(5)	a relocation of executive’s principal place of employment by more than 15 miles from its location as of the date of the agreement; or

(6)	a material breach of the change in control agreement by Harvard Savings Bank.

In the event of a change in control followed by the executive’s involuntary termination, including a termination for good reason, but not including a termination for cause, the executive will be entitled to a severance payment equal to two times the sum of (i) executive’s base salary in effect as of the termination date, plus (ii) the highest level of incentive cash compensation earned by the executive during either the calendar year in which the termination occurs or the two calendar years immediately preceding the year in which the termination occurs (or $177,000 if employment was terminated on December 31, 2010). Such payment will be made from the general funds of Harvard Savings Bank. In addition, the executive will be entitled to life insurance coverage and non-taxable medical and dental coverage for two years following termination. Any cash severance payment will be made in a lump sum within 30 days following the executive’s termination date. The agreement provides that in the event the severance payments would include an “excess parachute payment” under Section 280G of the Internal Revenue Code, such benefits will be reduced by the minimum amount necessary to avoid penalties.

Salary Continuation Agreements. Harvard Savings Bank entered into salary continuation agreements with Mr. Seyller and Mr. Neese on December 28, 2006, and with Mr. Claussen on January 1, 2008, in order to provide the executives with supplemental retirement benefits. Under the salary continuation agreement, the executive is entitled to a normal retirement benefit upon termination of employment on or after attaining age 65. The normal retirement benefit is an annual benefit equal to $52,000 for Mr. Claussen, $40,800 for Mr. Seyller, and $25,000 for

Mr. Neese, payable in 12 equal monthly installments for 15 years. In the event the executive terminates employment prior to normal retirement age, other than due to disability or death, the executive will be entitled to an early termination benefit. If the executive’s termination is due to his involuntary termination, the executive’s early termination benefit will be an amount equal to his accrued benefit determined as of the end of the month preceding his termination, annuitized and paid for 15 years, on a monthly basis, commencing in the month following his separation from service. In such event, the annual benefit, if involuntary termination occurred at December 31, 2010, would be $21,270 for Mr. Seyller, $6,528 for Mr. Claussen and $18,830 for Mr. Neese. If the executive’s termination is due to his voluntary resignation, the executive’s early termination benefit will be an amount equal to his vested accrued benefit as of the end of the month preceding his termination, where the early termination benefit will vest at a rate of 10% per year, beginning January 1, 2009 for Mr. Claussen and the first day of the plan year for Messrs. Seyller and Neese following the execution of their agreements. The early termination benefit is payable in 180 monthly installments, commencing on the first day of the month following termination of employment.

In the event of a change in control with respect to Mr. Claussen, or in the event of a change in control followed by the executive’s termination of employment within 24 months thereafter with respect to Messrs. Seyller and Neese, or in the event of the executive’s termination due to disability, the executive will be entitled to the normal retirement benefit, payable in 12 equal monthly installments for 15 years commencing on the date on which the executive attains age 65, provided, however, that in the event of a change in control, such benefit would be reduced to avoid an excess parachute payment. The benefits payable following an executive’s termination of employment without cause or following a change in control, would be paid from the general funds of Harvard Savings Bank.

In the event of the executive’s death while employed, the executive’s beneficiary will receive an annual benefit equal to the executive’s normal retirement benefit, payable in 12 equal monthly installments for 15 years commencing immediately following the executive’s death. If the executive dies during the distribution of benefits, the beneficiary will receive a continuation of such benefits at the same time and in the same amount as if the benefits were paid to the executive.

In the event the executive is a “specified employee,” as defined in Section 409A of the Internal Revenue Code, then the portion of the normal retirement benefit or the early termination benefit that is to be paid during the six month period following termination, other than due to death or disability, will be accumulated and paid to the executive in a lump sum on the first day of the seventh month following termination.

Split Dollar Life Insurance Agreement. Harvard Savings Bank has entered into a split dollar life insurance agreement with Mr. Claussen. The agreement is intended to be a non-equity endorsement split dollar agreement with respect to certain insurance policies purchased and owned by Harvard Savings Bank. Pursuant to the agreement, Harvard Savings Bank will pay the premium payments that are due on the insurance policies and Harvard Savings Bank and Mr. Claussen’s beneficiaries will share in the death benefit at his death.

In the event of Mr. Claussen’s death while employed with Harvard Savings Bank, Mr. Claussen’s beneficiary will be paid $350,000 and the bank will be paid $650,000. However, Mr. Claussen’s beneficiary will have no rights or interests under the agreement if Mr. Claussen’s employment terminates for any reason other than due to his death.

Tax-Qualified Plans

401(k) Plan. Harvard Savings Bank participates in the Pentegra Defined Contribution Plan for Financial Institutions, a tax-qualified 401(k) plan, for the benefit of employees of Harvard Savings Bank who have satisfied the 401(k) plan’s eligibility requirements. All eligible employees can begin participation in the 401(k) plan on the earliest date that coincides with or next follows the date the employee completes one year of employment and attains age 21. A participant may contribute up to 50% of his or her salary, which includes basic salary, plus overtime and bonus, to the 401(k) plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2010, the salary deferral contribution limit is $16,500, provided, however, that a participant over age 50 may contribute an additional $5,500 to the 401(k) plan as a “catch-up” contribution. A participant is always 100% vested in his or her salary deferral and catch-up contributions. In addition, the 401(k) plan provides that Harvard Savings Bank will make matching contributions to the account of a participant in an amount equal to 50% of the participant’s contributions on the first six percent of the participant’s compensation for the year. A participant will become fully vested in his or her matching contributions upon completion of the participant’s third year of credited service. A participant also becomes 100% vested in his or her matching contributions upon the participant’s death, disability or attainment of age 65 while employed with Harvard Savings Bank. Failure to complete three years of employment will result in a forfeiture of the participant’s matching contributions and earnings thereon credited to the participant’s account. Unless elected otherwise by the participant, the benefits under the 401(k) plan are generally distributed in the form of a lump sum payment following the participant’s termination of employment.

Each participant has an individual account under the 401(k) plan and may direct the investment of his or her account among a variety of investment options available under the plan. In connection with the conversion, Harvard Saving Bank transferred the assets attributable to Harvard Savings Bank’s employees from the Pentegra multiple employer plan to a single employer plan and added the Harvard Illinois Bancorp, Inc. Stock Fund as an investment alternative. This change permitted Harvard Savings Bank 401(k) Plan participants to invest their account balances in the Harvard Illinois Bancorp, Inc. Stock Fund, both in the offering and afterwards. An independent trustee will purchase the common stock in the offering on behalf of plan participants, to the extent that shares are available. A participant has the right to direct the trustee regarding the voting of shares purchased for his or her plan account.

Defined Benefit Plan. Harvard Savings Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions, a multiple employer plan. Employees who were hired prior to January 1, 2008 by Harvard Savings Bank and who completed one year of employment and have attained age 21 were eligible to participate in the plan. No employees hired after January 1, 2008 are eligible to participate in the plan. A participant becomes vested in his or her retirement benefit upon completion of five years of employment, provided that a participant who has reached age 65 becomes 100% vested, regardless of the number of completed years of employment. In 2010, we elected to freeze this plan. Effective July 1, 2010, all benefit accruals under the plan ceased.

Upon termination of employment at or after age 65, a participant will be entitled to an annual normal retirement benefit equal to 1.5% of the participant’s average annual salary for the five highest paid consecutive years of benefit service multiplied by the number of years of benefit service. A participant who terminates employment prior to age 65 will be entitled to an annual early retirement benefit. The early retirement benefit is equal to the vested amount of the normal retirement benefit accrued at the participant’s termination date. Payment of the early retirement benefit can begin as early as 55, in which case the accrued benefit will be reduced by applying an early retirement factor based on the participant’s age when payments begin. Normal and early retirement benefits are generally payable over the longer of the lifetime of the participant or 120 monthly installments, unless one of the optional forms of distribution has been selected. The optional forms of distribution under the plan include various annuities or a lump sum payment option. In the event a vested participant dies while in active service, the participant’s spouse will be entitled to a survivor annuity equal to 50% of the deceased participant’s accrued benefit. If a participant is vested but unmarried, the participant’s beneficiary is entitled to a portion of the accrued benefit, payable in five installments. No death benefit is payable if the deceased participant was not vested in an accrued benefit at the time of death.

Stock-Based Benefit Plans

Employee Stock Ownership Plan. In connection with the recent conversion and offering, Harvard Savings Bank adopted an employee stock ownership plan for eligible employees. An employee stock ownership plan is a tax-qualified retirement plan that primarily invests in the common stock of Harvard Illinois Bancorp, Inc. Eligible employees who have attained age 21 and who are employed for one year will begin participation in the employee stock ownership plan on the later of the effective date of the employee stock ownership plan or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 8% of the total number of shares of Harvard Illinois Bancorp, Inc. common stock issued in the offering. The employee stock ownership plan funded its stock purchase with a loan from Harvard Illinois Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Harvard Saving Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 15-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate adjusts annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year. As of December 31, 2010, 4,185 shares had been allocated to participants under the employee stock ownership plan.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as Harvard Savings Bank repays the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant becomes vested in his or her retirement benefit only after three years of service in accordance with a three-year cliff vesting schedule. Participants who were employed by Harvard Savings Bank immediately prior to the offering receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Harvard Savings Bank will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Harvard Illinois Bancorp, Inc.’s earnings.

As of December 31, 2010, other than the employee stock ownership plan, the Company had no compensation plans under which equity securities of Harvard Illinois Bancorp, Inc. are authorized for issuance.

Director Compensation

The following table sets forth the compensation paid to our directors other than Messrs. Seyller and Claussen during the year ended December 31, 2010. Information with respect to director fees and other director compensation paid to Messrs. Seyller and Claussen is included above in “Executive Officer Compensation – Summary Compensation Table.”

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael P. Feeney	$11,700	$—	$1,500	$13,200
William D. Schack	$11,700	$2,069	$1,500	$15,269
Ronald M. Seeley(1)	$900	$936	$—	$1,836
John W. Rebhorn	$11,700	$1,755	$—	$13,455
Richard L. Walker	$11,700	$154	$—	$11,854
Steven D. Garrels(1)	$10,800	$—	$2,500	$13,300

(1)	Mr. Seeley retired from the board in February 2010. Steven D. Garrels replaced Mr. Seeley in February 2010.

Fees. In 2010, Harvard Savings Bank paid each director a fee of $900 for each board meeting attended, provided that a director could miss one board meeting per year and receive fees for such meeting. Except for an annual $1,500 retainer fee paid to each member of the Audit Committee ($2,500 for the Audit Committee Chairman), no separate fees are paid for committee meetings attended or for service as committee chairmen. Harvard Illinois Bancorp, Inc. does not pay any meeting or committee fees. For 2011, Harvard Savings Bank board meeting fees remain at $900 per meeting.

Director Deferred Fee Agreements. In 1995, Harvard Savings Bank entered into deferred fee agreements with Directors Schack and Seeley. In 1997 and 1998, Harvard Savings Bank entered into deferred fee agreements with Directors Rebhorn and Seyller, respectively. The agreements allow the directors to defer the payment of a percentage of their board fees to a deferral account established by Harvard Savings Bank. Compensation deferred under the plan and interest thereon (equal to the rate on high grade long-term corporate bonds) are payable upon the director’s termination of service, disability, or upon a change in control of Harvard Savings Bank followed by termination of service. Payment will be made either in a lump sum or in monthly installments, as elected by the director at the time of entry into the agreement. In the event of a director’s death while the director is employed, the director’s beneficiary will receive a death benefit payable in 120 monthly installments. If the director dies during the distribution of benefits, his beneficiary will receive a continuation of such benefits, payable at the same time and in the same amount as if the benefits were paid to the director. Harvard Savings Bank has acquired bank-owned life insurance to informally fund its benefit obligations under these agreements.

In 2009, Harvard Savings Bank also entered into similar deferred fee agreements with Directors Claussen, Feeney and Walker, and with Director Garrels in 2011; however, bank-owned life insurance was not purchased to informally fund the benefits under these agreements.

Transactions with Certain Related Persons

Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features. Harvard Savings Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Additionally, all future material affiliated transactions and loans, and any forgiveness of loans, must be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to legal counsel.

Harvard Savings Bank has adopted a lending program that provides eligible employees, officers and directors of the bank the opportunity to obtain one mortgage loan (primary residence only) at an interest rate below what is offered to customers in the normal course of business. The interest rate is 1% below the Fannie Mae rate on the date of entering the program or the date the loan is scheduled to re-price. Prior to February 2009, the interest rate was based upon the “Applicable Federal Rate” as published monthly in the Federal Register. Employees who have been employed full-time for three months or have accumulated 1,000 hours of employment are eligible to participate in the program. The outstanding balance of such loans totaled approximately $2.1 million and $2.3 million at December 31, 2010 and 2009, respectively. Approximately $857,000 and $854,000, respectively, were loans to executive officers or directors. Effective April 2008, directors are no longer eligible to obtain new loans through the program.

Set forth below is certain information as to loans made by Harvard Savings Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Harvard Savings Bank under the above-referenced Employee Loan Program exceeded $120,000 at any time since January 1, 2010. All of the loans in the following table are first mortgage loans secured by the borrower’s principal place of residence. All of such loans were being repaid in accordance with their contractual terms as of December 31, 2010.

Name of Individual	Highest Balance Since January 1, 2010	Balance on December 31, 2010	Amount of Principal Paid Since January 1, 2010	Amount of Interest Paid Since January 1, 2010	Interest Rate On December 31, 2010
William D. Schack	$124,569	$116,710	$7,859	$3,141	2.83%
Michael T. Neese	174,149	145,000	29,149	3,456	2.875%
Verne S. Sisson	165,000	156,241	8,759	2,449	3.00%

Other than as described above, all loans the principal balances of which exceeded $120,000 at any time during the period beginning January 1, 2010, made by Harvard Savings Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Harvard Savings Bank.

The aggregate amount of our loans to our officers and directors and their related entities was $1.3 million at December 31, 2010. These loans were performing according to their original terms at December 31, 2010.

Additionally, neither Harvard Illinois Bancorp, Inc. nor Harvard Savings Bank have made loans to, or have engaged in material transactions with, promoters. Harvard Illinois Bancorp, Inc. has no intention of engaging in any material transactions with promoters in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the SEC pursuant to Section 12(g) of the Exchange Act. Our officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director, or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2010.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

Our independent registered public accountants for the year ended December 31, 2010 were BKD, LLP. The Audit Committee has engaged BKD, LLP to be our independent registered public accountants for the 2011 fiscal year, subject to the ratification of the engagement by our stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of BKD, LLP for the year ending December 31, 2011. A representative of BKD, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

Stockholder ratification of the selection of BKD, LLP is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of BKD, LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in our best interests of our stockholders.

Fees Paid to BKD, LLP

The following table sets forth the fees we paid to BKD LLP for the years ended December 31, 2010 and 2009.

	2010	2009
Audit fees (1)	$52,675	$54,600
Audit-related fees	$—	$—
All other fees(2)	$71,805	$107,590

(1)	Audit fees relate to the audit of Harvard Illinois Bancorp Inc.’s consolidated financial statements and to SEC registration statements.
(2)	Fees pertain primarily to preparation of Form S-1 Registration Statement under the Securities Act of 1933 and Forms 10-Q under the Securities Exchange Act of 1934.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining BKD, LLP’s independence. The Audit Committee concluded that performing such services does not affect BKD, LLP’s independence in performing its function as our auditor.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter adopted in connection with our becoming a public company, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to us that are prohibited by law or regulation.

In addition, in connection with our becoming a publicly-traded company, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the audit or services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During each of the years ended December 31, 2010 and 2009, 100% of audit services were approved, in advance, by the Audit Committee.

Required Vote and Recommendation of the Board of Directors.

In order to ratify the selection of BKD, LLP as independent auditors for the 2011 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy, without regard to broker non-votes or proxies marked “abstain.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF BKD, LLP AS INDEPENDENT AUDITORS.

PROPOSAL III—APPROVAL OF THE HARVARD ILLINOIS BANCORP, INC.

2011 EQUITY INCENTIVE PLAN

The Board of Directors has approved for submission to stockholders for approval the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan is designed to provide officers, employees and directors of Harvard Illinois Bancorp, Inc. and its subsidiaries, including Harvard Savings Bank, with additional incentives to promote the growth and performance of Harvard Illinois Bancorp, Inc. The Equity Incentive Plan is subject to stockholder approval and will become effective upon its implementation by the Board of Directors subsequent to satisfaction of applicable stockholder approval requirements. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 109,856 shares of Company common stock pursuant to grants of restricted stock awards, incentive stock options, and non-qualified stock options; provided, however, that no more than 78,469 shares may be issued or delivered in the aggregate pursuant to the exercise of stock options, and no more than 31,387 shares may be issued or delivered pursuant to restricted stock awards.

The Equity Incentive Plan will be administered by the members of Harvard Illinois Bancorp, Inc.’s Compensation Committee who are “Disinterested Board Members,” as defined in the Equity Incentive Plan (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of Harvard Illinois Bancorp, Inc. the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded. Awards intended to be

“performance-based” under Section 162(m) of the Internal Revenue Code may be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Harvard Illinois Bancorp, Inc. or its subsidiaries, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Harvard Illinois Bancorp, Inc. or its subsidiaries, including the plan of any entity acquired by Harvard Illinois Bancorp, Inc. or its subsidiaries.

The Equity Incentive Plan may be funded with authorized but unissued shares or with shares repurchased in open market transactions. Depending on market and financial conditions at the time of the establishment and implementation of the Equity Incentive Plan, we expect to fund awards under the Equity Incentive Plan with shares repurchased in open market transactions.

Eligibility

Employees and directors of Harvard Illinois Bancorp, Inc. and its subsidiaries, including Harvard Savings Bank, are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means the final sales price of Harvard Illinois Bancorp, Inc.’s common stock as reported on the date in question, or if Harvard Illinois Bancorp, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Harvard Illinois Bancorp, Inc.’s common stock was traded, and without regard to after-hours trading activity. If the shares are not listed or traded on an exchange, the closing bid quotation with respect to shares on such date, as of the close of the market in New York City, without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering stock of Harvard Illinois Bancorp, Inc. owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award, however, unless otherwise determined by the Committee, any dividends declared on shares of restricted stock shall be held by the Committee and distributed only when the underlying shares vest in the participant.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The following limit applies to awards under the Equity Incentive Plan:

•

the maximum number of shares of stock that may be subject to options granted to any employee shall be 19,617, all of which may be awarded in any calendar year, and the maximum number of shares of stock that may be granted as restricted stock to any employee shall be 7,846;

•

the maximum number of shares of stock that may be subject to stock options granted to any individual non-employee director shall be 3,923 shares or 5% of the stock options available for award under the plan and the aggregate number of shares of stock that may be subject to stock options granted to all non-employee directors in the aggregate shall be 19,617 shares or 25% of the shares available for grant as stock options under the plan;

•

the maximum number of shares of stock that may be granted as restricted stock to any individual non-employee director shall be 1,569 shares or 5% of the restricted stock available for award under the plan and the aggregate number of shares of stock that may be granted as restricted stock to all non-employee directors in the aggregate shall be 7,846 shares or 25% of the shares available for grant as stock options under the plan;

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of such stock options, then the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving the stock of Harvard Illinois Bancorp, Inc. (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

General. A federal income tax deduction for Harvard Illinois Bancorp, Inc. is generally unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer and three other most highly compensated officers (other than its chief financial officer) named in the summary compensation table. However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity, return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge-offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing. Performance measures may be based on the performance of Harvard Illinois Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of Harvard Illinois Bancorp, Inc. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Harvard Illinois Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, awards will vest at the rate of 20% per year commencing one year after the date of grant; subject to acceleration of vesting in the event of death or disability. The Committee may determine that all stock options then held by a participant shall become fully exerciseable (subject to expiration provisions otherwise applicable to such award) and, except with respect to restricted stock subject to performance-based vesting conditions, all restricted stock awards shall be fully earned and vested immediately. Unless otherwise provided by the Committee, service as a director emeritus or advisory director will constitute service for purposes of vesting and, with respect to an employee who is also a director, continued service as a director following termination of employment will constitute service for purposes of vesting.

Change in Control

Unless otherwise stated in an award agreement as determined by the Committee, upon the occurrence of a change in control of Harvard Illinois Bancorp, Inc., all stock awards then held by a participant will become fully vested and all stock option awards shall become fully exercisable on the termination of the award recipient’s termination of employment or service following a change in control. For the purposes of the Equity Incentive Plan, a change in control generally occurs when: (a) Harvard Illinois Bancorp, Inc. or Harvard Savings Bank merges into or consolidates with another entity, or merges another bank or corporation into Harvard Illinois Bancorp, Inc. or Harvard Savings Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of Harvard Illinois Bancorp, Inc. or Harvard Savings Bank immediately before the merger or consolidation; (b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Harvard Illinois Bancorp, Inc.’s or Harvard Savings Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of Harvard Illinois Bancorp, Inc.’s or Harvard Savings Bank’s voting shares held in a fiduciary capacity by an entity of which Harvard Illinois Bancorp, Inc. directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute Harvard Illinois Bancorp, Inc.’s or Harvard Savings Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Harvard Illinois Bancorp, Inc.’s or

Harvard Savings Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or Harvard Illinois Bancorp, Inc. or Harvard Savings Bank sells to a third party all or substantially all of its assets.

Forfeiture

If Harvard Illinois Bancorp, Inc. is required to prepare an accounting restatement due to the material noncompliance of Harvard Illinois Bancorp, Inc., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or any similar securities laws shall reimburse Harvard Illinois Bancorp, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Harvard Illinois Bancorp, Inc. for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Effective Date and Duration of Plan

The Equity Incentive Plan will become effective when established and implemented by the Board of Directors subsequent to the satisfaction of the applicable stockholder approval requirements at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Harvard Illinois Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Harvard Illinois Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Harvard Illinois Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Harvard Illinois Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Harvard Illinois Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Harvard Illinois Bancorp, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to Harvard Illinois Bancorp, Inc. to satisfy the minimum tax withholding requirements.

Change in Control. In the event of a change in control, outstanding unvested awards under the Equity Incentive Plan may be considered parachute payments that would cause an “excess parachute payment” under the Internal Revenue Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by Harvard Illinois Bancorp, Inc.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Harvard Illinois Bancorp, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Harvard Illinois Bancorp, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. Harvard Illinois Bancorp, Inc. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Harvard Illinois Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, Harvard Illinois Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and restricted stock.

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 58 North Ayer Street, Harvard, Illinois 60033, no later than December 22, 2011, which is 120 days prior to the date we expect to mail our proxy materials for our next Annual Meeting of Stockholders. Nothing in this paragraph shall be deemed to require Harvard Illinois Bancorp, Inc. to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to our Secretary not less than ninety (90) days prior to the date of our proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than twenty (20) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which we first made public announcement of the date of the annual meeting. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The date on which the next Annual Meeting of Stockholders of Harvard Illinois Bancorp, Inc. is expected to be held is May 24, 2012. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before next year’s Annual Meeting of Stockholders must be given to Harvard Illinois Bancorp, Inc. no later than February 23, 2012. If notice is received after that date, it will be considered untimely, and Harvard Illinois Bancorp, Inc. will not be required to present the matter at the meeting.

MISCELLANEOUS

We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers, and our regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE VOTING RECORD DATE UPON WRITTEN REQUEST TO RICHARD J. LIPINSKY, SECRETARY, HARVARD ILLINOIS BANCORP, INC., 58 NORTH AYER STREET, HARVARD, ILLINOIS 60033.

BY ORDER OF THE BOARD OF DIRECTORS

Richard J. Lipinsky
Secretary

Harvard, Illinois

April 20, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2011: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2010 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6812.

APPENDIX A

HARVARD ILLINOIS BANCORP, INC.

2011 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Harvard Illinois Bancorp, Inc. (the “Company”), and its Subsidiaries, including Harvard Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan is implemented by the Board subsequent to the satisfaction of the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.3, or under Section 2.4 with respect to shares intended to be performance-based compensation, for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.4 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Harvard Illinois Bancorp, Inc. dated [Date], made pursuant to the terms of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan, copies of which are on file at the executive offices of Harvard Illinois Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Performance-based Restricted Stock Awards may or may not be issued and outstanding, in the discretion of the Committee. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, shall be immediately distributed to the Participant. Stock dividends shall vest in the same time and in the same manner as the underlying shares of Restricted Stock on which such dividends are based. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Performance-Based Compensation. The vesting of any Restricted Stock Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following:

(i) basic earnings per share;

(ii) basic cash earnings per share;

(iii) diluted earnings per share;

(iv) core earnings per share;

(v) diluted cash earnings per share;

(vi) net income or net income before taxes;

(vii) cash earnings;

(viii) net interest income;

(ix) non-interest income;

(x) general and administrative expense to average assets ratio;

(xi) cash general and administrative expense to average assets ratio;

(xii) efficiency ratio;

(xiii) cash efficiency ratio;

(xiv) return on average assets;

(xv) core return on average assets;

(xvi) cash return on average assets;

(xvii) core return on equity;

(xviii) return on average stockholders’ equity;

(xix) cash return on average stockholders’ equity;

(xx) return on average tangible stockholders’ equity;

(xxi) cash return on average tangible stockholders’ equity;

(xxii) core earnings;

(xxiii) operating income;

(xxiv) operating efficiency ratio;

(xxv) net interest margin;

(xxvi) net interest rate spread;

(xxvii) growth in assets, loans, or deposits;

(xxviii) loan production volume;

(xxix) net charge-offs;

(xxx) non-performing loans;

(xxxi) classified loans;

(xxxii) cash flow;

(xxxiii) capital preservation (core or risk-based);

(xxxiv) interest rate risk exposure-net portfolio value;

(xxxv) interest rate risk-sensitivity;

(xxxvi) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxvii) stock price (including, but not limited to, growth measures and total shareholder return);

(xxxviii) operating expenses as a percentage of average assets;

(xxxix) core deposits as a percentage of total deposits;

(xl) net charge-off percentage;

(xli) average percentage past due;

(xlii) classified assets to total assets; or

(xliii) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or, Disability). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.4, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.5 Vesting of Awards. (a) The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

(b) Notwithstanding Section 2.8 and Article 4 hereof, other than with respect to Restricted Stock or Stock Options subject to performance-based vesting conditions of Section 2.4, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c) Upon Termination of Service because of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Restricted Stock Awards subject to Section 2.4 hereof), all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Hundred Nine Thousand Eight Hundred Fifty-Six (109,856) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Seventy-Eight Thousand Four Hundred Sixty Nine (78,469) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Thirty-One Thousand, Three Hundred Eighty Seven (31,387) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Option Grants to Employees and Non-Employee Directors.

(a) Grants to Employees. The maximum number of shares of Stock that may be granted as Restricted Stock Awards to any Employee under the Plan shall not be in excess of twenty-five percent (25%) of the shares available for grant as Restricted Stock under the Plan (or 7,846 shares). The maximum number of shares of Stock that may be granted as Stock Options to any one Employee under the Plan shall not be in excess of twenty-five percent (25%) of the shares available for grant as Stock Options under the Plan (or 19,617 shares), all of which may be granted during any calendar year.

(b) (b) Grants to Non-Employee Directors. The maximum number of shares of Stock that may be granted as Restricted Stock Awards to any one non-employee Director under the Plan shall not be in excess of five percent (5%) of the shares (or 1,569 shares) available for grant as Restricted Stock under the Plan and the maximum number of shares that may be granted to non-employee Directors, in the aggregate, shall not be in excess of twenty-five percent (25%) of the shares (or 7,846 shares) available for grant as Restricted Stock under the Plan. The maximum number of shares of Stock that may be granted as Stock Options to any one non-employee Director under the Plan shall not be in excess of five percent (5%) of the shares (or 3,923 shares) available for grant as Stock

Options under the Plan and the maximum number of shares of Stock that may be granted to non-employee Directors, in the aggregate, shall not be in excess of twenty-five percent (25%) of the shares (or 19,617 shares) available for grant as Stock Options under the Plan.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s

employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Illinois, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17 Forfeiture Events.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u) “Incumbent Directors” means:

(i) the individuals who, on the date hereof, constitute the Board; and

(ii) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w) “ISO” has the meaning ascribed to it in Section 2.1(a).

(x) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z) “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb) “SEC” means the United States Securities and Exchange Commission.

(cc) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd) “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee) “Stock” means the common stock of the Company, $0.01 par value per share.

(ff) “Stock Option” means an ISO or a Non-Qualified Option.

(gg) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(hh) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ii) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Illinois time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

HARVARD ILLINOIS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2011

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Harvard Illinois Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the main office of Harvard Savings Bank, 58 North Ayer Street, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 26, 2011. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD

1. The election as director of the nominees listed below to serve for a three-year term

Donn L. Claussen	☐	☐

John W. Rebhorn	☐	☐

	FOR	AGAINST	ABSTAIN

2. The ratification of the appointment of BKD, LLP as independent registered public accountants for the year ending December 31, 2011.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. The approval of the Harvard Illinois Bancorp, Inc. 2011 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Harvard Illinois Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Harvard Illinois Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Harvard Illinois Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 20, 2011.

Dated:	, 2011	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2011: HARVARD ILLINOIS BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2010 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6812.